Exhibit 10.6

ACADIA Pharmaceuticals Inc.

2004 Employee Stock Purchase Plan

Offering

Adopted by the Board of Directors on February 25, 2004

In this document, capitalized terms not otherwise defined shall have the same definitions of such terms as in the ACADIA Pharmaceuticals Inc. 2004 Employee Stock Purchase Plan.

1.Grant; Offering Date.

(a)The Board hereby authorizes a series of Offerings pursuant to the terms of this Offering document.

(b)The first Offering hereunder (the “Initial Offering”) shall begin on the IPO Date and shall end twenty-four (24) months following the IPO Date, unless terminated earlier as provided below.  After the Initial Offering, an Offering shall begin on the day after the first Purchase Date of the immediately preceding Offering.  The first day of an Offering is that Offering’s “Offering Date.”  Except as provided below, each Offering shall be approximately twenty-four (24) months in duration and include four (4) Purchase Periods which, except for the first Purchase Period of the Initial Offering (which may be longer or shorter than six (6) months) shall be approximately six (6) months in length.  Except as provided below, a Purchase Date is the last day of a Purchase Period or of an Offering, as the case may be.  The Initial Offering shall consist of four (4) Purchase Periods with the first Purchase Period of the Initial Offering ending on November 30, 2004.

(c)Notwithstanding the foregoing: (i) if any Offering Date falls on a day that is not a Trading Day, then such Offering Date shall instead fall on the next subsequent Trading Day, and (ii) if any Purchase Date falls on a day that is not a Trading Day, then such Purchase Date shall instead fall on the immediately preceding Trading Day.

(d)Prior to the commencement of any Offering, the Board may change any or all terms of such Offering and any subsequent Offerings.  The granting of Purchase Rights pursuant to each Offering hereunder shall occur on each respective Offering Date unless prior to such date (i) the Board determines that such Offering shall not occur, or (ii) no shares of  Common Stock remain available for issuance under the Plan in connection with the Offering.

(e)Notwithstanding anything in this Section 1 to the contrary, if on the first day of a Purchase Period during an Offering the Fair Market Value of the shares of Common Stock is less than it was on the Offering Date for that Offering, that day shall become the next Offering Date, and the Offering that would otherwise have continued in effect shall immediately terminate and the Employees who were enrolled in the terminated Offering shall automatically be enrolled in the new Offering that starts such day.

(f)If the Company’s accountants advise the Company that the accounting treatment of purchases under the Plan will change or has changed in a manner that the Company determines is detrimental to its best interests, then the Company may, in its discretion, take any or all of the following actions:  (i) terminate each ongoing Offering as of the next Purchase Date (after the purchase of stock on such Purchase Date) under such Offering; (ii) set a new Purchase Date for each ongoing Offering and terminate each such Offering after the purchase of stock on such Purchase Date; (iii) amend the Plan and each ongoing Offering to reduce or eliminate an accounting treatment that is detrimental to the Company’s best interests; and (iv) terminate each ongoing Offering and refund any money contributed by the participants.

2.Eligible Employees.

(a)Each Employee who meets the employment requirements of Section 6(a) of the Plan, is employed as provided in this Section 2(a) prior to an Offering Date and who is (i) an employee of the Company that resides in the United States; (ii) an employee of a Related Corporation incorporated in the United States; (iii) an employee of the Company that resides outside of the United States; or (iv) an employee of a Related Corporation that is not incorporated in the United States, shall be granted a Purchase Right on the Offering Date of such Offering, provided, in the case of clause (iii) or (iv), that the Board or Committee has designated that such employees are eligible to participate in the Offering.

(b)Notwithstanding the foregoing, the following Employees shall not be Eligible Employees or be granted Purchase Rights under an Offering:

(i)part-time or seasonal Employees whose customary employment is twenty (20) hours per week or less or five (5) months per calendar year or less;

(ii)five percent (5%) stockholders (including ownership through unexercised and/or unvested stock options) as described in Section 6(c) of the Plan; or

(iii)Employees in jurisdictions outside of the United States if, as of the Offering Date of the Offering, the grant of such Purchase Rights would not be in compliance with the applicable laws of any jurisdiction in which the Employee resides or is employed.

(c)Notwithstanding the foregoing, each person who first becomes an Eligible Employee during an ongoing Offering shall not be able to participate in such Offering, but shall be eligible to participate, pursuant to the terms of this Section 2 and the Plan, in the first Offering that commences on or after the first day of his or her employment.

3.Purchase Rights.

(a)Subject to the limitations herein and in the Plan, a Participant’s Purchase Right shall permit the purchase of the number of shares of Common Stock purchasable with up to fifteen percent (15%) of such Participant’s Earnings paid during the period of such Offering beginning immediately after such Participant first commences participation; provided, however, that no Participant may have more than fifteen percent (15%) of such Participant’s Earnings applied to purchase shares of  Common Stock under all ongoing Offerings under the Plan and all other plans of the Company and Related Corporations that are intended to qualify as Employee Stock Purchase Plans.

(b)For Offerings hereunder, “Earnings” means the base compensation paid to a Participant, including all salary and wages (including amounts elected to be deferred by the Participant, that would otherwise have been paid, under any cash or deferred arrangement or other deferred compensation program established by the Company or a Related Corporation), overtime pay, commissions, bonuses; but excluding all other remuneration paid directly to such Participant, profit sharing, the cost of employee benefits paid for by the Company or a Related Corporation, education or tuition reimbursements, imputed income arising under any Company or Related Corporation group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or a Related Corporation under any employee benefit plan, and similar items of compensation.

(c)Notwithstanding the foregoing, the maximum number of shares of Common Stock that a Participant may purchase on any Purchase Date in an Offering shall be such number of shares as has a Fair Market Value (determined as of the Offering Date for such Offering) equal to (x) twenty five thousand dollars ($25,000) multiplied by the number of calendar years in which the Purchase Right under such Offering has been outstanding at any time, minus (y) the Fair Market Value of any other shares of  Common Stock (determined as of the relevant Offering Date with respect to such shares) that, for purposes of the limitation of Section 423(b)(8) of the Code, are attributed to any of such calendar years in which the Purchase Right is outstanding. The amount in clause (y) of the previous sentence shall be determined in accordance with regulations applicable under Section 423(b)(8) of the Code based on (i) the number of shares previously purchased with respect to such calendar years pursuant to such Offering or any other Offering under the Plan, or pursuant to any other Company or Related Corporation plans intended to qualify as Employee Stock Purchase Plans, and (ii) the number of shares subject to other Purchase Rights outstanding on the Offering Date for such Offering pursuant to the Plan or any other such Company or Related Corporation Employee Stock Purchase Plan.

(d)The maximum aggregate number of shares of Common Stock available to be purchased by all Participants on a Purchase Date shall be the number of shares of Common Stock then remaining available under the Plan.  If the aggregate purchase of shares of Common Stock upon exercise of Purchase Rights granted under the Offering would exceed the maximum aggregate number of shares available, the Board shall make a pro rata allocation of the shares available in a uniform and equitable manner.

(e)Notwithstanding the foregoing, the maximum number of shares of Common Stock that a Participant may purchase on any Purchase Date during any Offering shall not exceed ten thousand (10,000) shares.

4.Purchase Price.

The purchase price of shares of  Common Stock under an Offering shall be the lesser of: (i) eighty-five percent (85%) of the Fair Market Value of such shares of Common Stock on the applicable Offering Date, or (ii) eighty-five percent (85%) of the Fair Market Value of such shares of  Common Stock on the applicable Purchase Date, in each case rounded up to the nearest whole cent per share.  For the Initial Offering, the Fair Market Value of the shares of Common Stock at the time when the Offering commences shall be the price per share at which shares are first sold to the public in the Company’s initial public offering as specified in the final prospectus for that initial public offering.

5.Participation.

(a)An Eligible Employee may elect to participate in an Offering on the Offering Date or as of the first day following any Purchase Date; provided, however, that a person who first becomes an Eligible Employee during an Offering may elect to participate at the Offering Date applicable to such Eligible Employee in accordance with Section 2(c) herein.  An Eligible Employee shall become a Participant in an Offering by delivering an enrollment form authorizing payroll deductions.  Such deductions must be in whole percentages of Earnings, with a minimum percentage of one percent (1%) and a maximum percentage of fifteen percent (15%).  Except as provided in paragraph (e) below, Contributions may be made only by way of payroll deductions and a Participant may not make additional payments into his or her account.  The agreement shall be made on such enrollment form as the Company provides, and must be delivered to the Company prior to the date participation is to be effective, unless a later time for filing the enrollment form is set by the Company for all Eligible Employees with respect to a given Offering.

(b)A Participant may increase or reduce (including to zero percent) his or her participation level once during each Purchase Period, excluding only each ten (10) business day period immediately preceding a Purchase Date (or such shorter period of time as determined by the Company and communicated to Participants).  In addition, a Participant may reduce his or her participation level to zero percent (0%) at any time during the course of an Offering, excluding only each ten (10) business day period immediately preceding a Purchase Date (or such shorter period of time as determined by the Company and communicated to Participants).  Any such change in participation shall be made by delivering a notice to the Company or a designated Related Corporation in such form and at such time as the Company provides.

(c)A Participant may withdraw from an Offering and receive a refund of his or her Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of  Common Stock for the Participant on any prior Purchase Date) without interest, at any time prior to the end of the Offering, excluding only each ten (10) business day period immediately preceding a Purchase Date (or such shorter period of time determined by the Company and communicated to Participants), by delivering a withdrawal notice to the Company or a designated Related Corporation in such form as the Company provides.  A Participant who has withdrawn from an Offering shall not again participate in such Offering, but may participate in subsequent Offerings under the Plan in accordance with the terms of the Plan and the terms of such subsequent Offerings.

(d) Notwithstanding the foregoing or any other provision of this Offering document or of the Plan to the contrary, neither the enrollment of any Eligible Employee in the Plan nor any forms relating to participation in the Plan shall be given effect until such time as a registration statement covering the registration of the shares under the Plan that are subject to the Offering has been filed by the Company and has become effective.

(e)Notwithstanding the foregoing or any other provision of this Offering document or of the Plan to the contrary, with respect to the Initial Offering only, each Eligible Employee who is employed on the IPO Date automatically shall be enrolled in the Initial Offering, with a Purchase Right to purchase up to the number of shares of Common Stock that are purchasable with fifteen percent (15%) of the Eligible Employee’s Earnings, subject to the limitations set forth in Section 3 above.  Following the filing of an effective registration statement pursuant to a Form S-8, such Eligible Employee shall be provided a certain period of time, as determined by the Company in its sole discretion, within which to elect to authorize payroll deductions for the purchase of shares during the Initial Offering (which may be for a percentage that is less than fifteen percent (15%) of the Eligible Employee’s Earnings).  If such Eligible Employee elects not to authorize such payroll deductions, the Eligible Employee instead may purchase shares of Common Stock under the Plan by delivering a single cash payment for the purchase of such shares to the Company or a designated Related Corporation prior to the ten (10) business day period (or such shorter period of time as determined by the Company and communicated to Participants) immediately preceding the first Purchase Date under the Initial Offering.  If an Eligible Employee neither elects to authorize payroll deductions (or fails to do so in a timely manner) nor chooses to make a cash payment in accordance with the foregoing sentence, then the Eligible Employee shall not purchase any shares of Common Stock during the Initial Offering.  After the end of the Initial Offering, in order to participate in any subsequent Offerings, an Eligible Employee must enroll and authorize payroll deductions prior to the commencement of the Offering, in accordance with paragraph (a) above; provided, however, that once an Eligible Employee enrolls in an Offering and authorizes payroll deductions (including in connection with the Initial Offering), the Eligible Employee automatically shall be enrolled for all subsequent Offerings until he or she elects to withdraw from an Offering pursuant to paragraph (c) above or terminates his or her participation in the Plan.

6.Purchases.

Subject to the limitations contained herein, on each Purchase Date, each Participant’s Contributions (without any increase for interest) shall be applied to the purchase of whole shares, up to the maximum number of shares permitted under the Plan and the Offering.

7.Notices and Agreements.

Any notices or agreements provided for in an Offering or the Plan shall be given in writing, in a form provided by the Company, and unless specifically provided for in the Plan or this Offering, shall be deemed effectively given upon receipt or, in the case of notices and agreements delivered by the Company, five (5) days after deposit in the United States mail, postage prepaid.

8.Exercise Contingent on Stockholder Approval.

The Purchase Rights granted under an Offering are subject to the approval of the Plan by the stockholders of the Company as required for the Plan to obtain treatment as an Employee Stock Purchase Plan.

9.Offering Subject to Plan.

Each Offering is subject to all the provisions of the Plan, and the provisions of the Plan are hereby made a part of the Offering.  The Offering is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan.  In the event of any conflict between the provisions of an Offering and those of the Plan (including interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan), the provisions of the Plan shall control.

ACADIA Pharmaceuticals Inc.

2004 Employee Stock Purchase Plan, As Amended

Offering

Adopted by the Board of Directors on February 25, 2004

Amended by the Compensation Committee of the Board of Directors on November 14, 2016

In this document, capitalized terms not otherwise defined shall have the same definitions of such terms as in the ACADIA Pharmaceuticals Inc. 2004 Employee Stock Purchase Plan, as amended.

1.Grant; Offering Date.

(a)The Board hereby authorizes a series of Offerings pursuant to the terms of this Offering document.

(b)The first Offering hereunder (the “Initial Offering”) shall begin on November 16 and shall end 24  months thereafter, unless terminated earlier as provided below.  After the Initial Offering, an Offering shall begin on the day after the first Purchase Date of the immediately preceding Offering.  The first day of an Offering is that Offering’s “Offering Date.”  Except as provided below, each Offering shall be approximately 24 months in duration and include four Purchase Periods which shall be approximately six months in length.  Except as provided below, a Purchase Date is the last day of a Purchase Period or of an Offering, as the case may be.  The Initial Offering shall consist of four Purchase Periods with the first Purchase Period of the Initial Offering ending on May 15, 2017.

(c)Notwithstanding the foregoing: (i) if any Offering Date falls on a day that is not a Trading Day, then such Offering Date shall instead fall on the next subsequent Trading Day, and (ii) if any Purchase Date falls on a day that is not a Trading Day, then such Purchase Date shall instead fall on the immediately preceding Trading Day.

(d)Prior to the commencement of any Offering, the Board may change any or all terms of such Offering and any subsequent Offerings.  The granting of Purchase Rights pursuant to each Offering hereunder shall occur on each respective Offering Date unless prior to such date (i) the Board determines that such Offering shall not occur, or (ii) no shares of Common Stock remain available for issuance under the Plan in connection with the Offering.

(e)Notwithstanding anything in this Section 1 to the contrary, if the Fair Market Value of a share of Common Stock on any Offering Date of an Offering (the “New Offering”) is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for an ongoing Offering (the “Ongoing Offering”), then such Ongoing Offering shall terminate immediately following the purchase of shares of Common Stock on the Purchase Date immediately preceding the New Offering and Participants in the terminated Ongoing Offering automatically shall be enrolled in the New Offering.

2.Eligible Employees.

(a)Each Employee who meets the employment requirements of Section 6(a) of the Plan, is employed as provided in this Section 2(a) prior to an Offering Date and who is (i) an employee of the Company that resides in the United States; (ii) an employee of a Related Corporation incorporated in the United States; (iii) an employee of the Company that resides outside of the United States; or (iv) an employee of a Related Corporation that is not incorporated in the United States, shall be granted a Purchase Right on the Offering Date of such Offering, provided, in the case of clause (iii) or (iv), that the Board or Committee has designated that such employees are eligible to participate in the Offering.

(b)Notwithstanding the foregoing, the following Employees shall not be Eligible Employees or be granted Purchase Rights under an Offering:

(i)part-time or seasonal Employees whose customary employment is less than 20 hours per week or less than five months per calendar year;

(ii)five percent stockholders (including ownership through unexercised and/or unvested stock options) as described in Section 6(c) of the Plan; or

(iii)Employees in jurisdictions outside of the United States if, as of the Offering Date of the Offering, the grant of such Purchase Rights would not be in compliance with the applicable laws of any jurisdiction in which the Employee resides or is employed.

(c)Notwithstanding the foregoing, each person who first becomes an Eligible Employee during an ongoing Offering shall not be able to participate in such Offering, but shall be eligible to participate, pursuant to the terms of this Section 2 and the Plan, in the first Offering that commences on or after the first day of his or her employment.

3.Purchase Rights.

(a)Subject to the limitations herein and in the Plan, a Participant’s Purchase Right shall permit the purchase of the number of shares of Common Stock purchasable with up to 15% of such Participant’s Earnings paid during the period of such Offering beginning immediately after such Participant first commences participation; provided, however, that no Participant may have more than 15% of such Participant’s Earnings applied to purchase shares of  Common Stock under all ongoing Offerings under the Plan and all other plans of the Company and Related Corporations that are intended to qualify as Employee Stock Purchase Plans.

(b)For Offerings hereunder, “Earnings” means the base compensation paid to a Participant, including all salary and wages (including amounts elected to be deferred by the Participant, that would otherwise have been paid, under any cash or deferred arrangement or other deferred compensation program established by the Company or a Related Corporation), overtime pay, commissions, bonuses; but excluding all other remuneration paid directly to such Participant, profit sharing, the cost of employee benefits paid for by the Company or a Related Corporation, education or tuition reimbursements, imputed income arising under any Company or Related Corporation group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with the vesting or exercise of any equity awards (such as stock options or restricted stock), contributions made by the Company or a Related Corporation under any employee benefit plan, and similar items of compensation.

(c)Notwithstanding the foregoing, the maximum number of shares of Common Stock that a Participant may purchase on any Purchase Date in an Offering shall be such number of shares as has a Fair Market Value (determined as of the Offering Date for such Offering) equal to (x) $25,000 multiplied by the number of calendar years in which the Purchase Right under such Offering has been outstanding at any time, minus (y) the Fair Market Value of any other shares of  Common Stock (determined as of the relevant Offering Date with respect to such shares) that, for purposes of the limitation of Section 423(b)(8) of the Code, are attributed to any of such calendar years in which the Purchase Right is outstanding. The amount in clause (y) of the previous sentence shall be determined in accordance with regulations applicable under Section 423(b)(8) of the Code based on (i) the number of shares previously purchased with respect to such calendar years pursuant to such Offering or any other Offering under the Plan, or pursuant to any other Company or Related Corporation plans intended to qualify as Employee Stock Purchase Plans, and (ii) the number of shares subject to other Purchase Rights outstanding on the Offering Date for such Offering pursuant to the Plan or any other such Company or Related Corporation Employee Stock Purchase Plan.

(d)The maximum aggregate number of shares of Common Stock available to be purchased by all Participants on a Purchase Date shall be the number of shares of Common Stock then remaining available under the Plan.  If the aggregate purchase of shares of Common Stock upon exercise of Purchase Rights granted under the Offering would exceed the maximum aggregate number of shares available, the Board shall make a pro rata allocation of the shares available in a uniform and equitable manner.

(e)Notwithstanding the foregoing, the maximum number of shares of Common Stock that a Participant may purchase on any Purchase Date during any Offering shall not exceed 10,000 shares.

(f)Except as otherwise provided in Section 9(b) of the Plan, any Contributions not applied to the purchase of shares of Common Stock on the final Purchase Date of an Offering as a result of the application of the limits set forth in this Section 3 will be refunded to the Participants following the purchase on such last Purchase Date without interest.

4.Purchase Price.

The purchase price of shares of  Common Stock under an Offering shall be the lesser of: (i) 85% of the Fair Market Value of such shares of Common Stock on the applicable Offering Date, or (ii) 85% of the Fair Market Value of such shares of  Common Stock on the applicable Purchase Date, in each case rounded to the nearest whole cent per share.

5.Participation.

(a)An Eligible Employee may elect to participate in an Offering on the Offering Date or as of the first day following any Purchase Date; provided, however, that a person who first becomes an Eligible Employee during an Offering may elect to participate at the Offering Date applicable to such Eligible Employee in accordance with Section 2(c) herein.  An Eligible Employee shall become a Participant in an Offering by delivering an enrollment form authorizing payroll deductions.  Such deductions must be in whole percentages of Earnings, with a minimum percentage of one percent and a maximum percentage of 15%.  Contributions may be made only by way of payroll deductions and a Participant may not make additional payments into his or her account.  The agreement shall be made on such enrollment form as the Company provides, and must be delivered to the Company prior to the date participation is to be effective, unless a later time for filing the enrollment form is set by the Company for all Eligible Employees with respect to a given Offering.

(b)A Participant may increase once and/or reduce once (including to zero percent) his or her participation level during each Purchase Period, excluding only each ten business day period immediately preceding a Purchase Date (or such shorter period of time as determined by the Company and communicated to Participants).  A Participant may reset his or her participation level to be effective as of the first day of any subsequent Purchase Period or Offering (as applicable) provided that the Participant provides notice of such change (in a form acceptable to the Company) prior to the commencement of such Purchase Period or Offering (or at such other deadline as may be set by the Company).  In addition, a Participant may reduce his or her participation level to zero percent at any time during the course of an Offering, excluding only each ten business day period immediately preceding a Purchase Date (or such shorter period of time as determined by the Company and communicated to Participants). Any such changes in participation shall be made by delivering a notice to the Company or a designated Related Corporation in such form and at such time as the Company provides.

(c)A Participant may withdraw from an Offering and receive a refund of his or her Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock for the Participant on any prior Purchase Date) without interest, at any time prior to the end of the Offering, excluding only each ten business day period immediately preceding a Purchase Date (or such shorter period of time determined by the Company and communicated to Participants), by delivering a withdrawal notice to the Company or a designated Related Corporation in such form as the Company provides.  A Participant who has withdrawn from an Offering shall not again participate in such Offering, but may participate in subsequent Offerings under the Plan in accordance with the terms of the Plan and the terms of such subsequent Offerings.

(d)In order to participate in an Offering, an Eligible Employee must enroll and authorize payroll deductions prior to the commencement of the applicable Offering, in accordance with paragraph (a) above; provided, however, that once an Eligible Employee enrolls in an Offering and authorizes payroll deductions, the Eligible Employee automatically shall be enrolled for subsequent Offerings until he or she elects to withdraw from an Offering pursuant to paragraph (c) above or terminates his or her participation in the Plan.

6.Purchases.

Subject to the limitations contained herein, on each Purchase Date, each Participant’s Contributions (without any increase for interest) shall be applied to the purchase of whole shares, up to the maximum number of shares permitted under the Plan and the Offering.

7.Notices and Agreements.

Any notices or agreements provided for in an Offering or the Plan shall be given in writing, in a form provided by the Company, and unless specifically provided for in the Plan or this Offering, shall be deemed effectively given upon receipt or, in the case of notices and agreements delivered by the Company, five days after deposit in the United States mail, postage prepaid.

8.Exercise Contingent on Stockholder Approval.

The Purchase Rights granted under an Offering are subject to the approval of the Plan by the stockholders of the Company as required for the Plan to obtain treatment as an Employee Stock Purchase Plan.

9.Offering Subject to Plan.

Each Offering is subject to all the provisions of the Plan, and the provisions of the Plan are hereby made a part of the Offering.  The Offering is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan.  In the event of any conflict between the provisions of an Offering and those of the Plan (including interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan), the provisions of the Plan shall control.

10.Changes to Ongoing Offerings.

Notwithstanding anything in this Offering document to the contrary, the Board is entitled to: (i) establish the exchange ratio applicable to Contributions in a currency other than U.S. dollars, if applicable; (ii) permit Contributions in excess of the amount designated by a Participant to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with that Participant’s Contributions; and (iv) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan.  The actions of the Board pursuant to this paragraph will not be considered to alter or impair the Purchase Rights granted under this Offering as they are part of the initial terms of each Purchase Period and the Purchase Rights granted under this Offering document.